SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 20, 2009
ViaSat, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-21767	33-0174996
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
6155 El Camino Real
Carlsbad, California 92009
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (760) 476-2200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On October 20, 2009, ViaSat issued a press release pursuant to Rule 135c under the Securities Act of 1933, as amended (the “Securities Act”) regarding the pricing of an offering of $275 million in aggregate principal amount of senior unsecured notes due 2016 (the “Notes”) through a private placement to qualified institutional buyers in the United States pursuant to Rule 144A under the Securities Act and outside the United States pursuant to Regulation S under the Securities Act.
     In connection with the offering of the Notes, ViaSat disclosed to prospective investors that it is also exploring long-term financing options.
     ViaSat is furnishing the information contained in this Current Report on Form 8-K pursuant to Item 7.01 in the event such information could be required to be disclosed by Regulation FD. In accordance with General Instruction B.2 of Form 8-K, the information furnished in this Current Report on Form 8-K pursuant to Item 7.01 shall not be incorporated by reference into any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing. The information in this item shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act.
     The information furnished in this Current Report on Form 8-K pursuant to Item 7.01 is summary information that is intended to be considered in the context of ViaSat’s SEC filings and other public announcements that ViaSat may make, by press release or otherwise, from time to time. ViaSat disclaims any intention to revise or update the information furnished in this Current Report on Form 8-K pursuant to Item 7.01, although ViaSat may do so from time to time as its management believes is warranted. Any such updating may be made through the furnishing or filing of other reports or documents with the SEC, through press releases or through other public disclosure.
Item 8.01. Other Events.
     On October 20, 2009, ViaSat, Inc. issued a press release pursuant to Rule 135c under the Securities Act regarding the pricing of an offering of $275 million in aggregate principal amount of Notes to be issued through a private placement to qualified institutional buyers in the United States pursuant to Rule 144A under the Securities Act and outside the United States pursuant to Regulation S under the Securities Act. The Notes will have an interest rate of 8.875% per annum and will be issued at a price equal to 98.757% of their face value.
     Neither the press release nor this Current Report on Form 8-K constitutes an offer to sell or the solicitation of an offer to buy securities. Any offers of the securities will be made only by means of a private offering memorandum. The Notes have not been registered under the Securities Act, and may not be offered or sold in the United States except pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act and applicable state laws.
     In accordance with Rule 135c(d) under the Securities Act, a copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits.

Exhibit
Number	Description of Exhibit
99.1	Press Release dated October 20, 2009 issued by ViaSat, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASAT, INC.
Date: October 20, 2009	By:	/s/ Keven K. Lippert
	Name:	Keven K. Lippert
	Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

99.1	Press Release dated October 20, 2009 issued by ViaSat, Inc.